SUPPLEMENT TO THE PROSPECTUS
Prospectus dated August 1, 1997
Quantitative Group of Funds

The following sentence replaces the first sentence in the second paragraph under Management of the Funds - Custodian on page 13 of the Prospectus:

Investors Fiduciary Trust Company ("Custodian") is the custodian of each of the Funds' securities and cash.

The following sentence follows the first sentence in the second paragraph in How to Redeem - Payment of Redemption Amount on page 18 of the
Prospectus:

The deferred sales charge is also imposed when a shareholder transfers his or her shares from an account maintained with the Fund that is subject to the deferred sales charge to an account maintained by a broker-dealer that is not subject to the deferred sales charge due to one of the exceptions cited below.

3/5/98